PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

To vote by Internet

1)	Read the Combined Prospectus/Proxy Statement and have the proxy card below at hand
2)	Log on to website www.proxyvote.com
3)	Follow the instructions provided on the website

To vote by Telephone

1)	Read the Combined Prospectus/Proxy Statement and have the proxy card below at hand
2)	Call toll-free 1-800-690-6903
3)	Follow the recorded instructions

To vote by Mail

1)	Read the Combined Prospectus/Proxy Statement
2)	Check the appropriate box on the proxy card below
3)	Sign and date the proxy card
4)	Return promptly in the enclosed envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M49291-TBD	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

WILMINGTON PENNSYLVANIA MUNICIPAL BOND FUND

The Board of Trustees of the Wilmington Funds recommends that you cast your vote FOR the proposal below as further described in the Combined Prospectus/Proxy Statement:	For	Against	Abstain

1.  To approve a Plan of Reorganization providing for the (i) transfer of substantially all of the assets and liabilities of Wilmington Pennsylvania Municipal Bond Fund (the “Target Fund”), a series of Wilmington Funds, to Wilmington Municipal Bond Fund, (the “Acquiring Fund”), a series of Wilmington Funds, in exchange for shares of the corresponding class of the Acquiring Fund and (ii) the distribution of the shares of the corresponding class of the Acquiring Fund to the shareholders of the Target Fund in liquidation of the Target Fund.

	☐	☐	☐

Shareholders of record as of the close of business on September 10, 2012, are entitled to vote at the special meeting or any adjournment thereof.

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Wilmington Funds’ Shareholder Meeting to Be Held on November 15, 2012. The Combined Prospectus/Proxy Statement for this meeting is available at: www.proxyvote.com

M49294-TBD

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

WILMINGTON PENNSYLVANIA MUNICIPAL BOND FUND

WILMINGTON VIRGINIA MUNICIPAL BOND FUND

TO BE HELD ON NOVEMBER 15, 2012

The undersigned, revoking any and all previous proxies, hereby appoint(s) Michael D. Daniels, Jeffrey M. Seling, and Eric B. Paul, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Wilmington Pennsylvania Municipal Bond Fund and Wilmington Virginia Municipal Bond Fund (the “Funds”), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Funds to be held at 3:00 p.m. Eastern Time on November 15, 2012, at the principal executive offices of the Wilmington Funds (the “Trust”), located at 111 South Calvert Street, 26th Floor, Baltimore, Maryland 21202, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Combined Prospectus/Proxy Statement as specified on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged. This proxy is solicited on behalf of the Board of Trustees of the Trust on behalf of the Funds.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” the proposal listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on reverse side and return promptly in enclosed envelope.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

To vote by Internet

1)	Read the Combined Prospectus/Proxy Statement and have the proxy card below at hand
2)	Log on to website www.proxyvote.com
3)	Follow the instructions provided on the website

To vote by Telephone

1)	Read the Combined Prospectus/Proxy Statement and have the proxy card below at hand
2)	Call toll-free 1-800-690-6903
3)	Follow the recorded instructions

To vote by Mail

1)	Read the Combined Prospectus/Proxy Statement
2)	Check the appropriate box on the proxy card below
3)	Sign and date the proxy card
4)	Return promptly in the enclosed envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M49293-TBD	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

WILMINGTON VIRGINIA MUNICIPAL BOND FUND

The Board of Trustees of the Wilmington Funds recommends that you cast your vote FOR the proposal below as further described in the Combined Prospectus/Proxy Statement:	For	Against	Abstain

1.  To approve a Plan of Reorganization providing for the (i) transfer of substantially all of the assets and liabilities of Wilmington Virginia Municipal Bond Fund (the “Target Fund”), a series of Wilmington Funds, to Wilmington Municipal Bond Fund (the “Acquiring Fund”), a series of Wilmington Funds, in exchange for shares of the corresponding class of the Acquiring Fund and (ii) the distribution of the shares of the corresponding class of the Acquiring Fund to the shareholders of the Target Fund in liquidation of the Target Fund.

	☐	☐	☐

Shareholders of record as of the close of business on September 10, 2012, are entitled to vote at the special meeting or any adjournment thereof.

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Wilmington Funds’ Shareholder Meeting to Be Held on November 15, 2012. The Combined Prospectus/Proxy Statement for this meeting is available at: www.proxyvote.com

M49292-TBD

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

WILMINGTON PENNSYLVANIA MUNICIPAL BOND FUND

WILMINGTON VIRGINIA MUNICIPAL BOND FUND

TO BE HELD ON NOVEMBER 15, 2012

The undersigned, revoking any and all previous proxies, hereby appoint(s) Michael D. Daniels, Jeffrey M. Seling, and Eric B. Paul, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Wilmington Pennsylvania Municipal Bond Fund and Wilmington Virginia Municipal Bond Fund (the “Funds”), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Funds to be held at 3:00 p.m. Eastern Time on November 15, 2012, at the principal executive offices of the Wilmington Funds (the “Trust”), located at 111 South Calvert Street, 26th Floor, Baltimore, Maryland 21202, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Combined Prospectus/Proxy Statement as specified on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged. This proxy is solicited on behalf of the Board of Trustees of the Trust on behalf of the Funds.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” the proposal listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on reverse side and return promptly in enclosed envelope.